UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2013

CERES, INC.

(Exact Name of registrant as Specified in its charter)

Delaware	001-35421	33-0727287
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1535 Rancho Conejo Boulevard Thousand Oaks, CA	91320

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 376-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 8, 2013, Ceres, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved an amendment to and a restatement of the Ceres, Inc. 2011 Equity Incentive Plan, which increases the maximum aggregate number of shares that may be issued under the plan from 1,333,333 to 2,833,333 (plus certain shares underlying forfeited awards under prior Company equity plans) and prohibits the repricing of stock options without stockholder approval.

The descriptions of the Ceres, Inc. Amended and Restated 2011 Plan (the “2011 Plan”) and the material terms of the 2011 Plan included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 11, 2013 (the “Proxy Statement”) for the Annual Meeting are incorporated by reference in this Form 8-K. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the 2011 Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

There were present in person or by proxy at the Annual Meeting stockholders holding 22,047,962 shares of common stock of the Company, representing 88.9% of the 24,801,986 shares entitled to be voted at the Annual Meeting, thereby representing a quorum.

The final results for each of the matters considered at the Annual Meeting were as follows:

Proposal I: Election of Directors

Each of the nominees for director listed in the Proxy Statement were elected to serve until the Company’s 2016 Annual Meeting or until his successor is elected and has been qualified or his earlier resignation or removal, by the votes set forth in the table below.

DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTE

Raymond Debbane	19,292,408	42,918	2,712,636
Robert Goldberg	19,293,008	42,318	2,712,636
Thomas Kiley	19,294,208	41,118	2,712,636
Steven Koonin	19,300,660	34,666	2,712,636

Proposal II: Ratification and approval of the Amended and Restated Ceres, Inc. 2011 Equity Incentive Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

18,974,917	360,409	0	2,712,636

Proposal III: Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending August 31, 2013

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

22,038,875	9,087	0	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Ceres, Inc. 2011 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CERES, INC.

Date: February 13, 2013	By:	/s/ PAUL KUC
		Name:	Paul Kuc
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Ceres, Inc. 2011 Equity Incentive Plan.